                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         CATALYST INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                     LOGO

                         CATALYST INTERNATIONAL, INC.
                           8989 NORTH DEERWOOD DRIVE
                          MILWAUKEE, WISCONSIN 53223

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 28, 1997

To the Stockholders of Catalyst International, Inc.:

  The 1997 Annual Meeting of Stockholders of Catalyst International, Inc. will be held at the offices of the Company, 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223, on Monday, April 28, 1997 at 8:00 a.m., local time, for the following purposes:

    (1) To elect two Class II Directors to serve for a three-year term;

    (2) To approve the Company's 1997 Director Stock Option Plan;

    (3) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 1997; and

    (4) To transact such other business as may properly come before the Annual Meeting or any adjourment thereof.

  Stockholders of record at the close of business on March 14, 1997 are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof.

  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS IMPORTANT. HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT IN PERSON OR BY PROXY IN ORDER FOR THE ANNUAL MEETING TO BE HELD. THEREFORE, YOU ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO BY REVOKING YOUR PROXY AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                          By Order of the Board of Directors,

                                          Mark T. Ehrmann, Secretary

March 26, 1997

                                     LOGO
                         CATALYST INTERNATIONAL, INC.
                           8989 NORTH DEERWOOD DRIVE
                          MILWAUKEE, WISCONSIN 53223

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 28, 1997

                               ----------------

  The enclosed proxy is solicited by the Board of Directors of Catalyst International, Inc. for use at the Company's 1997 Annual Meeting of Stockholders to be held at the time and place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

  Only holders of record of the 6,587,534 shares of Common Stock outstanding at the close of business on March 14, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The presence, in person or by proxy, of a majority of the shares of the Common Stock outstanding on the Record Date will constitute a quorum. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the quorum. Neither abstentions nor broker non-votes will have an impact on the election of Directors. With respect to Proposals Two and Three, abstentions and broker non-votes will have the same effect as a vote against the proposal. Each share of Common Stock entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting.

  This Proxy Statement, Notice of Annual Meeting of Stockholders and the accompanying proxy card, together with the Company's Annual Report to Stockholders, including audited financial statements for the year ended December 31, 1996, are being mailed to stockholders of the Company commencing on or about March 26, 1997.

  IF THE ACCOMPANYING PROXY CARD IS PROPERLY SIGNED AND RETURNED TO THE COMPANY AND NOT REVOKED, IT WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREON. EACH STOCKHOLDER MAY REVOKE A PREVIOUSLY GRANTED PROXY AT ANY TIME BEFORE IT IS EXERCISED BY WRITTEN NOTICE OF REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE TO THE SECRETARY OF THE COMPANY.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

  The Company's directors are divided into three classes, designated as Class I, Class II and Class III, with staggered terms of three years each. The term of office of Directors in Class II expires at the 1997 Annual Meeting. The Board of Directors proposes that the nominees described below, both of whom are currently serving as Class II Directors, be elected as Class II Directors for a new term of three years ending at the Company's 2000 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

  Nominees receiving the largest number of affirmative votes cast will be elected as Directors up to the maximum number of Directors to be chosen at the election.

                            NOMINEES FOR DIRECTORS

                  CLASS II DIRECTORS (TERM TO EXPIRE IN 2000)

             NAME                   PRINCIPAL OCCUPATION AND DIRECTORSHIPS
             ----                   --------------------------------------
 Douglas B. Coder ...........  Mr. Coder has served as a Director of the
  Age 61                       Company since July 1992 and as Chairman of the
                               Board since January 1997. Mr. Coder has served
                               as a principal of the Coder Company (a real
                               estate brokerage firm) and DBC Realty (a real
                               estate holding company) since 1969 and 1971,
                               respectively.
 Terrence L. Mealy...........  Mr. Mealy has served as a Director of the
  Age 66                       Company since July 1992. Mr. Mealy has been an
                               attorney in private practice since 1957 and is a
                               member of the State Bar of Iowa.

                             CONTINUING DIRECTORS

                                CLASS III DIRECTOR (TERM EXPIRING IN 1998)
 Roy J. Carver...............  Mr. Carver has served as a Director of the
  Age 53                       Company since April 1994. Since 1982, Mr. Carver
                               has served as Chairman of the Board of Carver
                               Pump Company (a manufacturer of pumps and
                               related products).
                                CLASS I DIRECTORS (TERM EXPIRING IN 1999)
 Vaemond H. Crane............  Mr. Crane has served as a Director of the
  Age 57                       Company since July 1992. From January 1993 until
                               January 1997, Mr. Crane served as Chairman and
                               Chief Executive Officer of the Company. From
                               April 1994 until January 1997, Mr. Crane served
                               as President and Treasurer of the Company. From
                               1990 until joining the Company, Mr. Crane was a
                               private investor in several technology
                               companies. Mr. Crane previously served as
                               President and Chief Executive Officer of MIPS
                               Computer Systems (a microprocessor development
                               company), as President and Chief Operating
                               Officer of Computer Consoles, Inc. (an
                               application software company), as Vice President
                               and General Manager-Systems Group of Intel Corp.
                               (a manufacturer of semiconductors) and in
                               various management positions with Sperry Univac
                               (a manufacturer of computer systems).
 James F. Goughenour.........  Mr. Goughenour has served as a Director of the
  Age 59                       Company since January 1997, when he was elected
                               to fill the vacancy created by the resignation
                               of Thomas Roberts in November 1996. Since 1979,
                               Mr. Goughenour has served successively as Vice
                               President of Information Technologies, Customer
                               Service, Distribution, Logistics, and Process
                               Improvement & Technology for HON Industries (a
                               manufacturer of office furniture and
                               fireplaces).

  The Board of Directors recommends you vote FOR the election of each of the individuals nominated to serve as Class II Directors and your proxy will be so voted unless you specify otherwise.

MEETINGS AND COMMITTEES OF THE BOARD

  The Board of Directors has standing Audit, Compensation and Nominating Committees. The Board of Directors does not have a Finance Committee. The Board of Directors held six meetings in 1996. Each director attended at least 75% of the full board meetings and meetings of committees on which such Director served in 1996.

  The Audit Committee, consisting of Messrs. Carver, Crane, Mealy and Goughenour, nominates the Company's independent auditors for approval by the Board of Directors and reviews the scope, results and costs of the audit with the Company's independent auditors. It also reviews the financial statements of the Company and the audit function to assure full compliance with the requirements of regulatory agencies and full disclosure of necessary information to the stockholders of the Company. The Audit Committee was established in November 1995 and held one meeting in 1996. It has recommended the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 1997.

  The Compensation Committee, consisting of Messrs. Carver, Coder and Mealy, establishes compensation levels for the executive officers of the Company, including the annual bonus plan for senior management, and administers the Company's 1993 Stock Option Plan, as amended. The Compensation Committee did not meet independently in 1996 because compensation decisions were made by the full Board of Directors during 1996, but plans to meet in 1997.

  The Nominating Committee, consisting of Messrs. Carver, Crane and Mealy, nominates persons for election as directors of the Company. The Nominating Committee was established in March 1997 and has not yet held a meeting in 1997.

  Mr. Coder receives compensation of $2,000 per month plus full medical benefits in consideration for performing his duties as Chairman of the Board. In addition, Mr. Goughenor performs consulting services for the Company at a daily rate of $2,000.

DIRECTOR COMPENSATION

  Directors of the Company who are not employees of the Company receive a fee of $1,500 for each Board of Directors meeting they attend and $500 for each Committee meeting they attend; they are also reimbursed for their expenses incurred in connection with their responsibilities as directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely upon a review of Forms 3, 4 and 5 furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Vaemond H. Crane failed to file a Form 5 on a timely basis reporting a disposition of shares pursuant to a gift transaction in December, 1996; Judy Fearn failed to file a Form 5 on a timely basis reporting a stock option grant of 10,000 shares in December, 1996 and failed to file a Form 5 on a timely basis reporting a stock purchase of 200 shares in November, 1995; Doug Kennedy failed to file a Form 5 on a timely basis reporting a stock option grant of 5,000 shares in December, 1996; Dave Kogut failed to file a Form 5 on a timely basis reporting a stock option grant of 5,000 shares in December, 1996; Sean McGowan failed to file a Form 5 on a timely basis reporting a stock option grant of 10,000 shares in December, 1996; Scott Rishel failed to file a Form 5 on a timely basis reporting a stock option grant of 2,000 shares in December, 1996; Lisa Sanregret failed to file a Form 5 on a timely basis reporting a stock option grant of 5,000 shares in December, 1996 and Marcie Wargolet failed to file a Form 5 on a timely basis reporting a stock option grant of 5,000 shares in December, 1996. All forms have subsequently been filed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table indicates, as of February 28, 1997 (unless otherwise noted), beneficial ownership of Common Stock by directors, certain executive officers and persons known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock, and all directors and executive officers of the Company as a group. Unless otherwise indicated, the person listed has sole voting and investment power.

                                                     AMOUNT AND
     NAME AND ADDRESS OF                             NATURE OF
          BENEFICIAL                                 BENEFICIAL     PERCENT OF
            OWNERS                                   OWNERSHIP        CLASS
     -------------------                             ----------     ----------
       Roy J. Carver................................   234,742         3.56%
        2415 Park Avenue
        Muscatine, IA 52761
       Douglas B. Coder.............................   788,146(1)     11.96%
        8711 East Pinnacle Peak Road #127
        Scottsdale, AZ 85255
       Vaemond H. Crane.............................    78,076(2)      1.19%
        10801 East Happy Valley Road #69
        Scottsdale, AZ 85255
       James F. Goughenour..........................         0            *
        200 Oak Street
        Muscatine, IA 52761
       Terrence L. Mealy............................   826,489        12.55%
        301 East Second Street
        Muscatine, IA 52761
       James G. Stowers.............................   380,000(3)      5.77%
        8989 North Deerwood Drive
        Milwaukee, WI 53223
       Sean P. McGowan..............................    12,000            *
        8989 North Deerwood Drive
        Milwaukee, WI 53223
       David M. Kogut...............................    17,750(4)         *
        8989 North Deerwood Drive
        Milwaukee, WI 53223
       Marcie A. Wargolet...........................    28,916(5)         *
        8989 North Deerwood Drive
        Milwaukee, WI 53223
       Judith K. Fearn..............................    18,200(6)         *
        8989 North Deerwood Drive
        Milwaukee, WI 53223
       John F. Kramer...............................       400(7)         *
        8989 North Deerwood Drive
        Milwaukee, WI 53223
       James C. Slawny..............................     9,249(8)         *
        8989 North Deerwood Drive
        Milwaukee, WI 53223
       State of Wisconsin Investment Board..........   795,000(9)     12.07%
        Post Office Box 7842
        Madison, WI 53707
       Massachusetts Financial Services.............   437,500(10)     6.64%
        500 Bolston Street, 15th Floor
        Boston, MA 02116
       All directors and executive officers as a
        group (18 persons).......................... 2,406,658(11)    36.13%

--------
  *Less than 1% of the outstanding Common Stock.

(1) Includes 36,271 shares held by Mr. Coder's spouse, 286,240 shares held by S&S Partnership and 104,498 shares held in trust for the benefit of Mr. Coder's children. Mr. Coder disclaims beneficial ownership of all such shares. Mr. Coder has sole voting and investment power with respect to 355,137 shares and shared voting and investment power with respect to 433,009 shares.
(2) Includes 27,265 shares held in the name of the Crane Revocable Trust. Mr. Crane has sole voting and investment power with respect to 51,000 shares and shared voting and investment power with respect to 27,076 shares.
(3) Includes 20,000 shares held in the name of Mr. Stowers' minor children as to which Mr. Stowers disclaims beneficial ownership. Mr. Stowers has sole voting and investment power with respect to 360,000 shares and shared voting and investment power with respect to 20,000 shares.
(4) Includes options to purchase 14,000 shares which are exercisable within 60 days of February 28, 1997. Mr. Kogut was promoted to Senior Vice President of Operations in January 1997.
(5) On February 27, 1997, Ms. Wargolet ceased being an employee of the Company. This number includes options to purchase 20,583 shares which are exercisable on or before March 29, 1997 in accordance with the terms of her stock option agreement.
(6) Includes options to purchase 18,000 shares which are exercisable within 60 days of February 28, 1997.
(7) Represents options to purchase 400 shares which are exercisable within 60 days of February 28, 1997. Mr. Kramer was promoted to Vice President of Sales in October 1996.
(8) On February 27, 1997, Mr. Slawny ceased being an employee of the Company. This number represents options to purchase 9,249 shares which are exercisable on or before March 29, 1997 pursuant to the terms of his stock option agreement.
(9) This information is based on a Schedule 13G dated January 21, 1997.
(10) This information is based on a Schedule 13G dated February 12, 1997.
(11) Includes shares and options to purchase 73,048 shares which are exercisable within 60 days of February 28, 1997 for persons who are no longer employed by the Company as of March 14, 1997.

                              EXECUTIVE OFFICERS*

      NAME                            AGE POSITION
      ----                            --- --------
      Sean P. McGowan................  36 President and Chief Operating
                                          Officer
      James G. Stowers...............  53 Senior Vice President--Corporate
                                          Development
      David M. Kogut.................  45 Senior Vice President--Operations
      Judith K. Fearn................  35 Vice President--European Operations
      Douglas J. Kennedy.............  33 Vice President--Software Engineering
      John F. Kramer.................  33 Vice President--Sales
      David Harney...................  58 Vice President--Research and
                                          Development
      Steven S. Rishel...............  31 Vice President--Marketing

--------
* Information current as of March 14, 1997

  SEAN P. MCGOWAN has served the President and Chief Operating Officer since January 1997. Prior thereto, Mr. McGowan served as Senior Vice President-- North American Operations from May 1996 to January 1997. Prior to joining the Company, Mr. McGowan served as General Manager and as Sales Manager at Professional Control Corporation from 1991 to 1996; as General Manager and part-owner of All-Prox Distribution Services, Inc., from 1986 to 1991 and as a salesman for Sencon, an Industrial Controls corporation, with territories including the East Coast and Midwest from 1982 to 1985.

  JAMES G. STOWERS is one of the co-founders of the Company and has served as its Senior Vice President--Corporate Development since April 1994. Prior thereto, Mr. Stowers served as a Vice President of the Company with various marketing, sales and management responsibilities. Mr. Stowers was a director of the Company from August 1982 to November 1993.

  DAVID M. KOGUT has served as Senior Vice President--Operations since January 1997. Prior thereto, Mr. Kogut served as Vice President--Customer Service of the Company from October 1995 to January 1997; as Vice President--Marketing from October 1993 to October 1995 and as Vice President--Systems Integration since rejoining the Company in October 1991.

  JUDITH K. FEARN has served as Vice President--European Operations since December 1995 and prior thereto served as the Company's Managing Director-- United Kingdom from May 1994. Prior to joining the Company, Ms. Fearn was employed for over eight years by Calidus Systems, a competitor of the Company, and served as its Principal Consultant/Account Manager from 1992 to 1994, and as its Research and Development Manager from 1989 to 1992.

  DOUGLAS J. KENNEDY has served as Vice President--Software Engineering since August 1996. From December 1995 to August 1996, Mr. Kennedy served as Director--Retail Operations. Prior thereto, Mr. Kennedy served as a Project Manager from November 1994 to November 1995. Prior to joining the Company, Mr. Kennedy worked in various positions at Woolworth Corporation.

  JOHN F. KRAMER has served as Vice President--Sales since October 1996. From January 1996 to October 1996, Mr. Kramer served as Regional Sales Manager for the Northeast United States. Prior to joining the Company, Mr. Kramer was employed as a Regional Salesperson for Pansophic/Computer Associates from December 1990 to January 1996.

  DAVID L. HARNEY has served as Vice President--Research and Development of the Company since December 1992 and served as Vice President--Software Development from February 1991 to December 1992.

  STEVEN S. RISHEL has served as Vice President--Marketing since August 1996. Prior to joining the Company, Mr. Rishel served as a Regional Manager at Computer Technology Corporation from August 1993 to August 1996. Prior thereto, Mr. Rishel served as a Regional Manager at Tayio America.

                            EXECUTIVE COMPENSATION

  Summary Compensation Table. The following table sets forth the compensation paid by the Company to the Chief Executive Officer and certain of the other most highly compensated executive officers (collectively, the "named executive officers") of the Company for services rendered in all capacities to the Company for the years ended December 31, 1994, 1995 and 1996.

                          SUMMARY COMPENSATION TABLE

                                   ANNUAL
                                COMPENSATION      LONG TERM COMPENSATION AWARDS
                              ---------------- ------------------------------------
NAME AND PRINCIPAL             SALARY
POSITION                 YEAR   ($)     BONUS  SECURITIES UNDERLYING OPTIONS (#)(1)
------------------       ---- -------- ------- ------------------------------------
Vaemond H. Crane(2)..... 1996 $190,000 $    --                    --
 President and Chief
  Executive Officer      1995  177,500  15,625               100,000
                         1994  158,617  35,688                66,670


Sean P. McGowan(3)...... 1996  114,845  40,000               120,000
 Sr. Vice President,
  N.A. Operations
Marcie A. Wargolet(4)... 1996  114,760      --                 5,000
 Vice President--
  Software Development.. 1995   90,128   4,165                40,000
                         1994   66,667  17,190                40,000
Judith K. Fearn......... 1996  118,400      --                10,000
 Vice President--
  European Operations... 1995   99,200   8,394                45,000
                         1994   62,000  15,500                15,000
James C. Slawny(5)...... 1996  100,000      --
 Vice President--
  Software Engineering.. 1995   78,000   4,790                45,000
                         1994   63,000      --                15,000

--------
(1) None of the named executive officers held restricted stock at the end of 1996.
(2) Mr. Crane resigned all of his positions as an officer of the Company in January 1997. His right to exercise the options to purchase stock expired on February 2, 1997 pursuant to the terms of his stock option agreement.
(3) Mr. McGowan was hired by the Company in May 1996, and was named President and Chief Operating Officer in January 1997.
(4) As of February 27, 1997, Ms. Wargolet ceased being an employee of the Company. Her right to exercise her options to purchase stock expires on March 29, 1997 pursuant to the terms of her stock option agreement.
(5) As of February 27, 1997, Mr. Slawny ceased being an employee of the Company. His right to exercise his options to purchase stock expires on March 29, 1997 pursuant to the terms of his stock option agreement.

  Options. The Company granted options to the named executive officers during fiscal 1996 as set forth below.

                   OPTION GRANTS IN LAST FISCAL YEAR (1996)

                                                    PERCENTAGE OF TOTAL OPTIONS   EXERCISE
                            NUMBER OF SECURITIES      GRANTED TO EMPLOYEES IN      PRICE     EXPIRATION
NAME                     UNDERLYING OPTIONS GRANTED         FISCAL 1996         ($/SHARE)(1)    DATE
----                     -------------------------- --------------------------- ------------ ----------
Vaemond H. Crane........          100,000(2)                   6.91%               $8.50      04/03/06
Sean P. McGowan.........          110,000(3)                   7.60%                6.75      07/26/06
                                   10,000(4)                   0.69%                4.125     12/06/06
Marcie A. Wargolet......           40,000(5)                   2.76%                8.50      03/29/97
                                    5,000(6)                   0.34%                4.125     03/29/97
Judith K. Fearn.........           45,000(7)                   3.11%                8.50      04/03/06
                                   10,000(8)                   0.69%                4.125     12/06/06
James C. Slawny.........           45,000(9)                   3.11%                8.50      03/29/97

--------
(1) Options were granted or repriced at an exercise price equal to the fair market value of the shares as of the date of grant or date of repricing.
(2) Represents repricing of options granted in 1995. In connection with the repricing, the option vesting schedule was reset as of the date of repricing (April 3, 1996). The repriced options vest 20% on the first anniversary of the repricing (April 3, 1997) and 1 2/3% each month thereafter provided Mr. Crane remained an employee of the Company. As of January 3, 1997, Mr. Crane ceased being an employee of the Company, and therefore, none of the options are or will be exercisable.
(3) The options vest 20% on the first anniversary of the date of grant (July 26, 1996) and 1 2/3% each month thereafter provided Mr. McGowan remains an employee of the Company. Represents options issued following the cancellation of options granted at the time of Mr. McGowan's hire. In the event of certain change in control transactions involving the Company or upon termination of Mr. McGowan's employment under certain circumstances, all such options shall vest immediately.
(4) The options vest 20% on the first anniversary of the date of grant (December 6, 1996) and 1 2/3% each month thereafter provided Mr. McGowan remains an employee of the Company. In the event of certain change in control transactions involving the Company or upon termination of Mr. McGowan's employment under certain circumstances, all such options shall vest immediately.
(5) Represents repricing of options granted in 1995. In connection with the repricing, the option vesting schedule was reset as of the date of repricing (April 3, 1996). The repriced options vest 20% on the first anniversary of the repricing (April 3, 1997) and 1 2/3% each month thereafter provided that Ms. Wargolet remained an employee of the Company. As of February 27, 1997, Ms. Wargolet ceased being an employee of the Company, and therefore, none of the options are or will be exercisable.
(6) The options vest 20% on the first anniversary of the date of grant (December 6, 1996) and 1 2/3% each month thereafter provided Ms. Wargolet remained an employee of the Company. As of February 27, 1997, Ms. Wargolet ceased being an employee of the Company, and therefore, none of the options are or will be exercisable.
(7) Represents repricing of options granted in 1995. In connection with the repricing, the option vesting schedule was reset as of the date of repricing (April 3, 1996). The repriced options vest 20% on the first anniversary of the repricing (April 3, 1997) and 1 2/3% each month thereafter provided Ms. Fearn remains an employee of the Company.
(8) The options vest 20% on the first anniversary of the date of grant (December 6, 1996) and 1 2/3% each month thereafter provided Ms. Fearn remains an employee of the Company.
(9) Represents repricing of options granted in 1995. In connection with the repricing, the option vesting schedule was reset as of the date of repricing (April 3, 1996). The repriced options vest 20% on the first anniversary of the repricing (April 3, 1997) and 1 2/3% each month thereafter provided Mr. Slawny remained an employee of the Company. As of February 27, 1997, Mr. Slawny ceased being an employee of the Company, and therefore, none of the options are or will be exercisable.

      AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

  The following table provides information regarding the value of stock options held at December 31, 1996 by the persons named in the Summary Compensation Table. No executive officers exercised options in 1996.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                         UNDERLYING UNEXERCISED OPTIONS/SAR        IN-THE-MONEY OPTIONS
                                 AT FISCAL YEAR-END                 AT FISCAL YEAR-END
                         --------------------------------------   -----------------------
NAME                       EXERCISABLE         UNEXERCISABLE      EXCISABLE UNEXERCISABLE
----                     ----------------    ------------------   --------- -------------
Vaemond H. Crane(1).....             45,003               121,667  $4,500      $98,043
Sean P. McGowan.........                  0               120,000       0        5,000
Marcie A. Wargolet(2)...             19,250                57,417   1,925       58,687
Judith K. Fearn.........              8,000                62,000     800       36,675
James C. Slawny(3)......              8,749                51,251   1,599        5,995

--------
(1) In January 1997, following his resignation as President, Chairman of the Board and Chief Executive Officer, Mr. Crane exercised options to purchase 46,670 shares of common stock and realized an aggregate value of $129,509 upon exercise.
(2) Pursuant to the terms of her stock option agreement, Ms. Wargolet's right to exercise options to purchase 20,583 shares of common stock expires on March 29, 1997.
(3) Pursuant to the terms of his stock option agreement, Mr. Slawny's right to exercise options to purchase 9,249 shares of common stock expires on March 29, 1997.

EMPLOYMENT AGREEMENTS; SERVICE AGREEMENTS

  The Company and Mr. Stowers are parties to a letter agreement dated August 1, 1992 which sets forth the terms under which Mr. Stowers will continue to serve as Senior Vice President--Corporate Development through August 1, 1997. The agreement may be earlier terminated upon the death, disability or resignation of Mr. Stowers or by the Company for "cause," as defined in such agreement. Under the employment agreement, Mr. Stowers receives a base salary as provided in such agreement, subject to adjustment by the Board of Directors and is entitled to participate in the benefit plans generally provided by the Company to its executive officers, including annual bonus plans, vacation plans, and health and welfare plans. The employment agreement prohibits Mr. Stowers from competing with the Company and requires Mr. Stowers to assign to the Company any intellectual property rights developed by Mr. Stowers during his employment. The covenants against competition extend until July 31, 1997, unless Mr. Stowers terminates his employment for "good reason" or the Company terminates Mr. Stowers without "cause" (as such terms are defined in the employment agreement), in which case they expire upon termination of Mr. Stowers' employment with the Company. The agreement also requires the Company to indemnify Mr. Stowers for claims related to the intellectual property rights assigned by such executive under his employment contract.

  The Company and Mr. Templar were parties to a letter agreement dated August 1, 1992 which set forth the terms under which Mr. Templar would continue to serve as Senior Vice President--Systems Technology through August 1, 1997. In July 1996, Mr. Templar resigned from his position with the Company and, accordingly, his employment agreement with the Company was terminated. The Company retains Mr. Templar's services on a part-time basis as a consultant.

  The Company and Mr. Crane were parties to a letter agreement dated October 30, 1995 which set forth the terms under which Mr. Crane would continue to serve as Chairman of the Board, President and Chief Executive Officer of the Company through June 30, 1999. In January, 1997, Mr. Crane resigned all of his positions as an officer of the Company. Pursuant to the terms of an agreement between the Company and Mr. Crane, the

October, 1995 letter agreement was terminated, Mr. Crane received a lump sum payment in the amount of $190,000 and the Company redeemed 225,945 shares of common stock owned by Mr. Crane at a per share price of $4.75.

REPRICING OF OPTIONS

  In March 1996, the Company's Board of Directors approved the repricing of stock options granted in 1995 and 1996 as an additional incentive for employees of the Company to remain employed with the Company because certain of their options previously granted were issued at a price above the market value of the Company's common stock. The repricing was made effective April 3, 1996 at a per share option price of $8.50, the market value of the Company's common stock on that date. The repricing was made available to all employees on a voluntary basis and was made in exchange for the agreement of each such employee to modify the vesting schedule with respect to such options so that 20% of the shares would be vested on the first anniversary of the date of the option amendment (i.e. April 3, 1997) and the balance would vest at a rate of 1 2/3% per month over the next 48 months thereafter provided the optionee remains an employee of the Company.

                                 PROPOSAL TWO
           APPROVAL OF THE COMPANY'S 1997 DIRECTOR STOCK OPTION PLAN

GENERAL

  Proxies solicited by the Board of Directors, will, unless otherwise directed, be voted for the approval of the Catalyst International, Inc. 1997 Director Stock Option Plan (the "Director Option Plan"). The Director Option Plan was adopted by the Board of Directors on March 19, 1997, subject to approval by the Company's stockholders. The Director Option Plan was adopted for the purpose of attracting and retaining outside directors and strengthening the mutuality of interests between such directors and the Company's stockholders.

  The proposed text of the Director Option Plan is set forth in its entirety in Exhibit A attached hereto and the description of the Director Option Plan set forth herein is qualified in its entirety by reference thereto.

ELIGIBILITY

  All non-employee directors of the Company ("Eligible Directors") are eligible to receive options under the Director Option Plan. The Company currently has five non-employee directors eligible to participate in the Director Option Plan, two of whom are standing for reelection to the Board of Directors. See Proposal One.

TYPE AND DESCRIPTION OF OPTIONS

  The Director Option Plan provides for initial and annual option grants, option grants in lieu of cash compensation to the Board of Directors for services performed and additional option grants from time to time, in the Board's sole discretion. Upon the Effective Date, as defined in the Director Option Plan, each Eligible Director shall automatically be granted options to purchase 10,000 shares of Catalyst Common Stock, $0.10 par value ("Common Stock"), and each Eligible Director who first becomes a member of the Board after the Effective Date shall automatically be granted options to purchase 10,000 shares of Common Stock on the date of his or her election to the Board. Each Eligible Director shall also automatically be granted options to purchase 5,000 shares of Common Stock on each anniversary of the date of such initial grant (beginning on the second such anniversary), so long as that person is an Eligible Director on such date. As of March 20, 1997, the fair market value of the shares underlying the options was $3.625.

  The number of options which may be granted to any Eligible Director under the Director Option Plan cannot be determined because the number of options issued and the terms of the Option Agreements are in the discretion of the Board. The total number of shares which may be granted under the Director Option Plan shall not exceed 250,000.

ADMINISTRATION

  The Director Option Plan shall be administered by the Board. The Board may delegate any or all of its administrative responsibilities under the Director Option Plan to officers or employees of the Company.

TERMS OF OPTIONS

  The option price per share of Common Stock which each Eligible Director may purchase upon exercise of a stock option shall be equal to the closing price of a share of Common Stock on the date of grant on The Nasdaq Stock Market.

  Options granted under the Director Option Plan become exercisable and shall be for a term as set forth in separate option agreements between the Company and the Eligible Director (the "Option Agreements").

  Unless otherwise determined by the Board, an option granted under the Director Option Plan shall not be transferable by an Eligible Director otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Director Option Plan and the Option Agreement, and all Options shall be exercisable, during an Eligible Director's lifetime, only by the Eligible Director.

  The Director Option Plan may be amended, discontinued or terminated in whole or in part by the Board; the Board may likewise amend the terms of the Option Agreements, prospectively or retroactively, but no such amendment may impair the rights of any Eligible Director without the Eligible Director's consent.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO OPTIONS

  An Eligible Director who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company will generally be entitled to a corresponding tax deduction for the same amount.

  The affirmative vote of holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve the adoption of the Director Option Plan. The Board of Directors recommends you vote FOR the approval of the Director Option Plan and your proxy will be so voted unless you specify otherwise.

                                PROPOSAL THREE
                     RATIFICATION OF INDEPENDENT AUDITORS

  Upon recommendation of the Audit Committee and subject to ratification by the stockholders at the Annual Meeting, the Board of Directors has appointed Ernst & Young LLP, an independent public accounting firm, to audit the financial statements of the Company for the year ending December 31, 1997. Ernst & Young LLP has audited the Company since 1993. Representatives of Ernst & Young LLP will attend the Annual Meeting and have the opportunity to make a statement if they so desire, and will also be available to answer questions.

  The affirmative vote of holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1997. The Board of Directors recommends you vote FOR the ratification of the appointment of Ernst & Young LLP and your proxy will be so voted unless you specify otherwise.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

  In accordance with the Company's By-Laws, nominations, other than by or at the direction of the Board of Directors, of candidates for election as directors at the Company's 1998 Annual Meeting of Stockholders and other proposals to be submitted for consideration at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than January 28, 1998 and must otherwise be in accordance with the requirements of the Company's By-Laws. To be considered for inclusion in the proxy statement for the Company's 1998 Annual Meeting of Stockholders, stockholder proposals for consideration at the Company's 1998 Annual Meeting of Stockholders must be received by the Company at the Company's principal executive offices by December 28, 1997. Such nominations or proposals must be submitted to Catalyst International, Inc., 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223,
Attention: Corporate Secretary. To avoid disputes as to the date of receipt, it is suggested that any stockholder proposal be submitted by certified mail, return receipt requested.

                                 OTHER MATTERS

  Although management is not aware of any other matters that may come before the Annual Meeting, if any such matters should be properly presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

  The expenses of printing and mailing proxy material, including expenses involved in forwarding materials to beneficial owners of stock, will be borne by the Company. No solicitation other than by mail is contemplated, except that officers or employees of the Company may solicit the return of proxies from certain stockholders by telephone, personal solicitation or facsimile.

  STOCKHOLDERS MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION AS FILED ON FORM 10-KSB AT NO COST BY WRITING TO THE INVESTOR RELATIONS DEPARTMENT, CATALYST INTERNATIONAL, INC., 8989 NORTH DEERWOOD DRIVE, MILWAUKEE, WISCONSIN 53223. EXHIBITS TO FORM 10-KSB WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING THE EXHIBITS.

                                          By Order of the Board of Directors,

                                          /s/ Mark T. Ehrmann
                                          Mark T. Ehrmann, Secretary

                                                                      EXHIBIT A

                         CATALYST INTERNATIONAL, INC.
                        1997 DIRECTOR STOCK OPTION PLAN

                                   ARTICLE I

                                    Purpose

  The purpose of the 1997 Director Stock Option Plan (the "Plan") is to enable Catalyst International, Inc. (the "Company") to attract and retain outside directors and to strengthen the mutuality of interests between such directors and the Company's stockholders.

                                  ARTICLE II

                                  Definitions

  For purposes of the Plan, the following terms shall have the following meanings:

  2.1 "Board" shall mean the Board of Directors of the Company.

  2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended, and rules and regulations under the Internal Revenue Code of 1986, as amended.

  2.3 "Common Stock" shall mean the Common Stock, par value $0.10 per share of the Company.

  2.4 "Effective Date" shall mean the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of the stockholders of the Company.

  2.5 "Eligible Director" shall mean any member of the Board who, on the date on which Options are to be granted, is not an employee of the Company or any of the Company's subsidiaries, but shall exclude any such member of the Board who advises the Company in writing of his or her desire not to participate in the Plan.

  2.6 "Fair Market Value" for purposes of the Plan, unless otherwise required by the Code, shall mean, of any date, the closing price of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, on the Nasdaq Stock Market, or, if not so listed or traded, the fair market value as determined by the Board, which determination shall be conclusive.

  2.7 "Optionee" shall mean an individual to whom a Stock Option has been granted under the Plan.

  2.8 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI.

                                  ARTICLE III

                                Administration

  3.1 Administration. The Plan shall be administered and interpreted by the Board.

  3.2 Guidelines. Subject to Article VII, the Board shall have the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any related agreements); to make discretionary grants under the Plan; to accelerate vesting or exercise of an option; to determine the terms, conditions and restrictions of an option; to grant waivers of Plan terms; and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission, conform the Plan to any change in law or regulation, or reconcile any inconsistency or ambiguity in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Board under this Section 3.2 shall impair the rights of any Option without such person's consent, unless otherwise required by law.

  3.3 Decisions Final. Any decision, interpretation or other action made or taken in good faith by the Board in accordance with the Plan shall be final, binding and conclusive on the Company, all members of the Board and their respective heirs, executors, administrators, successors and assigns.

  3.4 Delegation. The Board may delegate any or all of its administrative responsibilities under the Plan to officers or employees of the Company.

                                  ARTICLE IV

                               Share Limitation

  4.1 Shares. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 250,000 shares of Common Stock, subject to any increase or decrease pursuant to Section 4.2. If any Option granted under the Plan shall terminate or be canceled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purpose of the Plan.

  4.2 Changes. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in the capital structure of the Company affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares that may be issued under the Plan, in the number of shares for which Stock Options are to be granted to Eligible Directors pursuant to
Section 6.2 and in the number of shares subject to, and the option price of, outstanding Options as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number. In the event of a change in the capital structure of the Company, merger, consolidation, combination or exchange of shares or the like, as a result of which Common Stock is changed into another class, or securities of another person, cash or other property, the consideration to be received upon exercise shall be adjusted as deemed equitable by the Board in its sole discretion.

                                   ARTICLE V

                                  Eligibility

  5.1 Eligible Directors. Only Eligible Directors shall be granted Options under the Plan.

                                  ARTICLE VI

                                 Stock Options

  6.1 Options. All Stock Options granted under the Plan shall be non-qualified stock options (i.e., options that do not qualify as incentive stock options under Section 422 of the Code).

  6.2 Grants. Pursuant to the terms of the Plan contained herein, Eligible Directors shall be granted Stock Options on an ongoing basis in exchange for their agreement to serve on the Board and shall also be eligible to receive Stock Options in lieu of cash compensation for their fees for meetings of the Board, any committees thereof, for any other services they perform on behalf of the Company or for any other reason as determined by the Board from time to time, in its sole discretion.

  (a) Initial Stock Option Grant; Anniversary Stock Option Grants. On the Effective Date, each Eligible Director shall automatically be granted Stock Options to purchase 10,000 shares of Common Stock, and each Eligible Director who first becomes a member of the Board after the Effective Date shall automatically be granted Stock Options to purchase 10,000 shares of Common Stock on the date of his or her election to the Board. For as long as the Plan remains in effect, each Eligible Director shall also automatically be granted Stock Options to purchase 5,000 shares of Common Stock on each anniversary of the date of such initial grant (beginning on the second such anniversary), provided such person is an Eligible Director on such date.

  (b) Additional Stock Option Grants. Each Eligible Director shall be entitled to receive Options as the Board may determine in its sole discretion from time to time.

  (c) Execution of Nonqualified Stock Option Agreements. The Company shall effect the granting of Stock Options under the Plan by execution of Nonqualified Stock Option Agreements which shall contain, among other things, such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel of the Company to comply with all applicable Federal and state securities laws.

  6.3 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall, in its discretion, determine:

    (a) Option Price. The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

    (b) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Secretary or Assistant Secretary of the Company, specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the option price and, if requested, by the representation described in Section 9.2. The option price may be paid in cash or by check payable to the Company or in such other form as the Board deems acceptable. The Company shall have the right to delay the issuance or delivery of any shares of Common Stock under this Plan until
  (a) the completion of such registration or qualification of such shares under any applicable federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable and (b) receipt from the Participant of such documents and information as the Board may deem necessary or appropriate in connection with such registration or qualification.

    (c) Non-transferability of Option. Unless otherwise determined by the Board, no Stock Option shall be transferable by an Optionee otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Stock Options shall be exercisable, during an Optionee's lifetime, only by the Optionee.

                                  ARTICLE VII

                           Termination or Amendment

  7.1 Termination or Amendment of the Plan. The Board may at any time amend, discontinue or terminate the Plan in whole or in part (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of an Optionee with respect to Options granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Optionee.

  7.2 Amendment of Options. The Board may amend the terms of the Stock Options, prospectively or retroactively, but, subject to Article IV, no such amendment or other action by the Board shall impair the rights of any Optionee without the Optionee's consent.

                                 ARTICLE VIII

                                 Unfunded Plan

  8.1 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to an Optionee by the Company, nothing contained herein shall give any such individual any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE IX

                              General Provisions

  9.1 Nonassignment. Except as otherwise provided in the Plan or as otherwise determined by the Board, Options granted hereunder and the rights and privileges conferred thereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred thereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

  9.2 Legend. The Board may require each person purchasing shares upon exercise of an Option to represent to the Company in writing that the Optionee is acquiring the shares for investment only and not for resale or with a view to distribution and to make such other representations as the Board may require. The stock certificates representing such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

  All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or traded or the Nasdaq Stock Market, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  9.3 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

  9.4 No Right to Continue Relationship. Neither the Plan nor the grant of any Option under the Plan shall confer upon any person any right to continue as a director of the Company or obligate the Company to nominate any director for reelection by the Company's stockholders.

  9.5 Listing and Other Conditions.

  (a) The issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on a national securities exchange or on The Nasdaq Stock Market. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of a material amount of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of a material amount of excise taxes.

  9.6 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Wisconsin.

  9.7 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

  9.8 Liability of the Board. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member of the Board or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

  9.9 Costs. The Company shall bear all expenses incurred in administering the Plan, including expenses of issuing Common Stock upon the exercise of Options.

  9.10 Fractional Shares. No fractional shares of stock shall be issued upon the exercise of any Option and the Company shall not be under any obligation to compensate any Optionee in any way for any such fractional share.

  9.11 Severability. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

  9.12 Successors. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

  9.13 Headings. Article and section headings contained in the Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

                                   ARTICLE X

                                 Term of Plan

  10.1 Effective Date. The Plan shall be effective as of the Effective Date.

  10.2 Termination. The Plan shall continue until terminated by the Board. Termination of the Plan shall not affect Options granted before such date, which shall continue to be exercisable, in accordance with the terms of the Plan, after the Plan terminates.

CATALYST INTERNATIONAL, INC.                                               PROXY
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         CATALYST INTERNATIONAL, INC.
               Annual Meeting of Stockholders - April 28, 1997

     The undersigned hereby appoints Sean P. McGowan and Mark T. Ehrmann, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated hereon, all of the shares of common stock of Catalyst International, Inc. held of record by the undersigned on March 14, 1997 at the 1997 Annual Meeting of Stockholders of Catalyst International, Inc. to be held on April 28, 1997 or at any adjournment or postponement thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" (i) the election of the nominees as Class II Directors, (ii) the approval of the Catalyst International, Inc. 1997 Director Stock Option Plan, and (iii) ratification of Ernst & Young LLP as the Company's independent auditors for 1997, all as more fully described in the accompanying Proxy Statement.






              DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED



               CATALYST INTERNATIONAL, INC. 1997 ANNUAL MEETING

1.  ELECTION OF DIRECTORS:     1-DOUGLAS B. CODER   2-TERRENCE L. MEALY

    [_] FOR all                                 [_]  WITHHOLD AUTHORITY
        nominees listed to                           to vote for all
        the left (except as                          nominees listed
        specified below).                            to the left.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
[                           ]

2.  To approve the Catalyst International, Inc, 1997 Director Stock Option Plan.
    [_]   FOR           [_]   AGAINST           [_]   ABSTAIN

3. To ratify the appointment of Ernst & Young LLP as the Company's Independent auditors for 1997.
    [_]   FOR           [_]   AGAINST           [_]   ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Address Change?         Date_____________________     NO. OF SHARES
MARK BOX      [_]
Indicate changes below:                --------------------------------------



                                       --------------------------------------

                                       SIGNATURE(S) IN BOX
                                       Please sign as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executive , administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.